UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2018

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Choice Hotels Circle, Suite 400, Rockville, Maryland		20850
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On February 1, 2018, Choice Hotels International, Inc. (the “Company”), completed its previously announced acquisition (the “Transaction”) of all of the issued and outstanding equity interests of WoodSpring Hotels Franchise Services LLC (“WSFS”), pursuant to a Unit Purchase Agreement (the “Purchase Agreement”), dated as of December 15, 2017, by and among the Company, WoodSpring Hotels LLC and WSFS.

The purchase price paid at closing (the “Closing Purchase Price”), funded by a combination of cash on hand and available borrowings, was approximately $231,000,000, reflecting adjustments for cash and indebtedness as well as reductions for transaction expenses payable by WSFS. The Closing Purchase Price is also subject to a customary post-closing adjustment.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2017 and is incorporated by reference herein.

Item 8.01.	Other Events.

On February 1, 2018, the Company issued a press release announcing the consummation of the Transaction. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Additionally, a copy of an investor presentation to be used in connection with discussions with analysts and investors regarding the consummation of the Transaction is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The Company intends to file the financial statements of the business acquired as required by this Item 9.01(a) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file pro forma financial information as required by this Item 9.01(b) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

2.1	Unit Purchase Agreement, dated as of December 15, 2017, by and among Choice Hotels International, Inc., WoodSpring Hotels LLC and WoodSpring Hotels Franchise Services LLC (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2017).

99.1	Press Release of Choice Hotels International, Inc., dated February 1, 2018.

99.2	Investor Presentation of Choice Hotels International, Inc., dated February 1, 2018.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Unit Purchase Agreement, dated as of December 15, 2017, by and among Choice Hotels International, Inc., WoodSpring Hotels LLC and WoodSpring Hotels Franchise Services LLC (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 18, 2017).

99.1	Press Release of Choice Hotels International, Inc., dated February 1, 2018.

99.2	Investor Presentation of Choice Hotels International, Inc., dated February 1, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHOICE HOTELS INTERNATIONAL, INC.

Date: February 1, 2018	By:	/s/ Simone Wu
	Name:	Simone Wu
	Title:	Senior Vice President, General Counsel, Corporate Secretary & External Affairs